Exhibit 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
Lycos, Inc.:

We consent to the use of our reports incorporated herein by reference.


                            /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
August 18, 1998